UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2007

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The unaudited condensed consolidated balance sheet of DCP Midstream GP, LP as of June 30, 2007 is filed herewith as Exhibit 99.1 and is incorporated herein by reference. DCP Midstream GP, LP is the general partner of DCP Midstream Partners, LP. The unaudited condensed consolidated balance sheet of DCP Midstream, LLC as of June 30, 2007 is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
Exhibit 99.1	Unaudited Condensed Consolidated Balance Sheet of DCP Midstream GP, LP as of June 30, 2007.

Exhibit 99.2	Unaudited Condensed Consolidated Balance Sheet of DCP Midstream, LLC as of June 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Midstream Partners, LP

	By:	DCP Midstream GP, LP
its General Partner

	By:	DCP Midstream GP, LLC
its General Partner

Date: October 17, 2007	/s/ Thomas E. Long
	Name:	Thomas E. Long
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Unaudited Condensed Consolidated Balance Sheet of DCP Midstream GP, LP as of June 30, 2007.

Exhibit 99.2	Unaudited Condensed Consolidated Balance Sheet of DCP Midstream, LLC as of June 30, 2007.